Exhibit 99.1

For Immediate Release
February 28, 2020

PNM Resources Reports Fourth Quarter and Year-End Results
2020 Ongoing Earnings Guidance Affirmed, Conference call set for 11 a.m. Eastern today

PNM Resources (In millions, except EPS)

	Q4 2019	Q4 2018	YE 2019	YE 2018
GAAP net earnings (loss) attributable to PNM Resources	$31.8	($55.1)	$77.4	$85.6
GAAP diluted EPS	$0.40	($0.69)	$0.97	$1.07
Ongoing net earnings	$28.9	$14.7	$172.5	$160.0
Ongoing diluted EPS	$0.36	$0.18	$2.16	$2.00

(ALBUQUERQUE, N.M.) – PNM Resources (NYSE: PNM) today released the company’s 2019 fourth quarter and year-end results. In addition, management affirmed its 2020 consolidated ongoing earnings guidance of $2.16 to $2.26 per diluted share.

“Financial results for 2019 met our expectations, despite extremely mild temperatures in the second quarter, demonstrating our ability to respond and adapt business operations to changing conditions,” said Pat Vincent-Collawn, PNM Resources’ chairman, president and CEO. “As we look forward, we continue to prioritize investments in our grid for safe, reliable infrastructure that supports growth in Texas and paves the way for integrating more renewable resources and transitioning to emissions-free generation in New Mexico.”

SEGMENT REPORTING OF 2019 FOURTH QUARTER AND YEAR-END EARNINGS
PNM – a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.

PNM (In millions, except EPS)

	Q4 2019	Q4 2018	YE 2019	YE 2018
GAAP net earnings (loss) attributable to PNM Resources	$27.9	($56.9)	$40.7	$54.7
GAAP diluted EPS	$0.35	($0.71)	$0.51	$0.68
Ongoing net earnings	$23.0	$7.7	$133.7	$122.7
Ongoing diluted EPS	$0.28	$0.10	$1.67	$1.54

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PNM Resources Reports Q4 Earnings            2-28-20                    p. 2 of 4

•
PNM’s GAAP earnings in the fourth quarter of 2018 includes $62.3 million of pre-tax losses primarily resulting from the impairment of the 132 MW and 65 MW interests in SJGS Unit 4 and for adjustments to the coal mine reclamation obligation for the mine that serves SJGS.

•	GAAP earnings increased in the fourth quarter of 2019 driven by $25.6 million in non-recurring net changes in unrealized gains and losses on investment securities.

•
GAAP and ongoing earnings also increased in the fourth quarter of 2019 due to lower plant maintenance costs, revised retail rates implemented in January 2019, including the impact of amortized excess deferred income taxes, decommissioning and reclamation trust gains and increased customer usage.

TNMP – an electric transmission and distribution utility in Texas.

TNMP (In millions, except EPS)

	Q4 2019	Q4 2018	YE 2019	YE 2018
GAAP net earnings attributable to PNM Resources	$11.3	$10.7	$55.8	$51.6
GAAP diluted EPS	$0.14	$0.13	$0.70	$0.64
Ongoing net earnings	$11.7	$11.8	$56.3	$52.7
Ongoing diluted EPS	$0.14	$0.14	$0.70	$0.65

•	TNMP’s GAAP and ongoing earnings increased in the fourth quarter of 2019 due to increased demand-based load, earnings related to AFUDC and the refinancing of debt at lower interest rates.

•	These increases were offset by higher depreciation and property tax expenses resulting from additional capital investments.

Corporate and Other – a segment that reflects the PNM Resources holding company and other subsidiaries.

Corporate and Other (In millions, except EPS)

	Q4 2019	Q4 2018	YE 2019	YE 2018
GAAP net earnings (loss) attributable to PNM Resources	($7.4)	($8.9)	($19.1)	($20.6)
GAAP diluted EPS	($0.09)	($0.11)	($0.24)	($0.25)
Ongoing net earnings (loss)	($5.8)	($4.7)	($17.5)	($15.3)
Ongoing diluted EPS	($0.06)	($0.06)	($0.21)	($0.19)

•	Corporate and Other’s GAAP net loss in the fourth quarter of 2018 includes an increase to income tax expense for adjustments resulting from the reduction in the federal corporate income tax rate.

Financial materials are available at http://www.pnmresources.com/investors/results.cfm.

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PNM Resources Reports Q4 Earnings            2-28-20                    p. 3 of 4

FOURTH QUARTER CONFERENCE CALL: 11 A.M. EASTERN FRIDAY, FEB. 28
PNM Resources will discuss fourth quarter and year-end earnings results during a live conference call and webcast on Friday, Feb. 28th at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources chairman, president and CEO, and Don Tarry, PNM Resources senior vice president and CFO.

A live webcast of the call will be archived at http://www.pnmresources.com/investors/events.cfm.
Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software.

Investors and analysts can participate in the live conference call by pre-registering using the following link to receive a special dial-in number and PIN: http://dpregister.com/10139073. Telephone participants who are unable to pre-register may participate in the live conference call by dialing (877) 276-8648 or (412) 317-5474 fifteen minutes prior to the event and referencing “the PNM Resources fourth quarter conference call”.

Supporting material for PNM Resources’ earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2019 consolidated operating revenues of $1.5 billion. Through its regulated utilities, PNM and TNMP, PNM Resources has approximately 2,761 megawatts of generation capacity and provides electricity to approximately 789,000 homes and businesses in New Mexico and Texas. For more information, visit the company's website at www.PNMResources.com.

CONTACTS:
Analysts                        Media
Lisa Goodman                        Ray Sandoval
(505) 241-2160                    (505) 241-2782

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PNM Resources Reports Q4 Earnings            2-28-20                    p. 4 of 4

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release for PNM Resources, Inc. (“PNMR”), Public Service Company of New Mexico (“PNM”), or Texas-New Mexico Power Company (“TNMP”) (collectively, the “Company”) that relate to future events or expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. PNMR, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR, PNM, and TNMP caution readers not to place undue reliance on these statements. PNMR's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

Non-GAAP Financial Measures
GAAP refers to generally accepted accounting principles in the U.S. Ongoing earnings is a non-GAAP financial measure that excludes the impact of net unrealized mark-to-market gains and losses on economic hedges, the net change in unrealized gains and losses on investment securities, pension expense related to previously disposed of gas distribution business, and certain non-recurring, infrequent, and other items that are not indicative of fundamental changes in the earnings capacity of the Company's operations. The Company uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) to evaluate the operations of the Company and to establish goals, including those used for certain aspects of incentive compensation, for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with GAAP. The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Since the future differences between GAAP and ongoing earnings are frequently outside the control of the Company, management is generally not able to estimate the impact of the reconciling items between forecasted GAAP net earnings and ongoing earnings guidance, nor their probable impact on GAAP net earnings without unreasonable effort, therefore, management is generally not able to provide a corresponding GAAP equivalent for ongoing earnings guidance. Reconciliations between GAAP and ongoing earnings are contained in schedules 1-5.

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PNM Resources, Inc. and Subsidiaries
Schedule 1
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Quarter Ended December 31, 2019
GAAP Net Earnings (Loss) Attributable to PNMR:	$27,856	$11,347	$(7,398)	$31,805
Adjusting items before income tax effects
Mark-to-market impact of economic hedges3a	(10)	—	—	(10)
Net change in unrealized gains and losses on investment securities3b	(7,590)	—	—	(7,590)
Regulatory disallowances and restructuring costs2, 3c	—	496	—	496
Pension expense related to previously disposed of gas distribution business3d	1,045	—	—	1,045
Cost to review strategic growth opportunities3e	—	—	1,571	1,571
Total adjustments before income tax effects	(6,555)	496	1,571	(4,488)
Income tax impact of above adjustments[1]	1,665	(104)	(399)	1,162
Impairment of state tax credits	—	—	425	425
Total income tax impacts[4]	1,665	(104)	26	1,587
Adjusting items, net of income taxes	(4,890)	392	1,597	(2,901)
Ongoing Earnings (Loss)	$22,966	$11,739	$(5,801)	$28,904

Year Ended December 31, 2019
GAAP Net Earnings (Loss) Attributable to PNMR:	$40,653	$55,799	$(19,090)	$77,362
Adjusting items before income tax effects
Mark-to-market impact of economic hedges3a	(94)	—	—	(94)
Net change in unrealized gains and losses on investment securities3b	(21,282)	—	—	(21,282)
Regulatory disallowances and restructuring costs2, 3c	150,599	496	—	151,095
Pension expense related to previously disposed of gas distribution business3d	4,179	—	—	4,179
Process Improvement Initiatives3e	559	186	—	745
Four Corners coal mine reclamation3f	794	—	—	794
Cost to review strategic growth opportunities3e	—	—	1,571	1,571
Total adjustments before income tax effects	134,755	682	1,571	137,008
Income tax impact of above adjustments[1]	(34,228)	(143)	(399)	(34,770)
Deferred income tax impact of regulatory disallowances	(7,485)	—	—	(7,485)
Impairment of state tax credits	—	—	425	425
Total income tax impacts[4]	(41,713)	(143)	26	(41,830)
Adjusting items, net of income taxes	93,042	539	1,597	95,178
Ongoing Earnings (Loss)	$133,695	$56,338	$(17,493)	$172,540

[1] 2019 income tax effects calculated using tax rates of 21.00% for TNMP and 25.40% for other segments
[2] Regulatory disallowances and restructuring costs are primarily related to the NM Supreme Court's decision to affirm the NMPRC's disallowance of certain costs included in PNM's NM 2015 Rate Case and disallowance of certain costs in TNMP's 2018 Rate Case

[3] The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Consolidated Statement of Earnings as follows:
[a] (Reductions) in "Electric Operating Revenues" and "Cost of energy" of $260 and $270 in the three months ended December 31, 2019 and $997 and $1,091 in the year ended December 31, 2019
[b] (Increases) in "Gain on investment securities"
[c] Increases in "Regulatory disallowances and restructuring costs"
[d] Increases in "Other (deductions)"
[e] Increases in "Administrative and general"
[f] Increases in "Cost of Energy"
[4] Income tax impacts reflected in "Income Taxes"

PNM Resources, Inc. and Subsidiaries
Schedule 2
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Quarter Ended December 31, 2018
GAAP Net Earnings (Loss) Attributable to PNMR:	$(56,938)	$10,711	$(8,850)	$(55,077)
Adjusting items before income tax effects
Mark-to-market impact of economic hedges4a	83	—	—	83
Net change in unrealized gains and losses on investment securities4b	17,980	—	—	17,980
Regulatory disallowances and restructuring costs3, 4c	66,191	(741)	—	65,450
Pension expense related to previously disposed of gas distribution business4d	850	—	—	850
Loss related to previously disposed of activities4e	—	—	1,354	1,354
Cost to review strategic growth opportunities4d	—	—	1,034	1,034
Total adjustments before income tax effects	85,104	(741)	2,388	86,751
Income tax impacts of above adjustments[1]	(21,617)	156	(607)	(22,068)
Impairment of state tax credits	—	—	(123)	(123)
Change in federal tax rate and other income tax adjustments[2]	1,119	1,673	2,473	5,265
Total income tax impacts[5]	(20,498)	1,829	1,743	(16,926)
Adjusting items, net of income taxes	64,606	1,088	4,131	69,825
Ongoing Earnings (Loss)	$7,668	$11,799	$(4,719)	$14,748

Year Ended December 31, 2018
GAAP Net Earnings (Loss) Attributable to PNMR:	$54,683	$51,591	$(20,632)	$85,642
Adjusting items before income tax effects
Mark-to-market impact of economic hedges4a	—	—	—	—
Net change in unrealized gains and losses on investment securities4b	19,910	—	—	19,910
Regulatory disallowances and restructuring costs3, 4c	66,339	(741)	—	65,598
Pension expense related to previously disposed of gas distribution business4d	3,401	—	—	3,401
Loss related to previously disposed of activities4e	—	—	1,293	1,293
Cost to review strategic growth opportunities4d	—	—	2,499	2,499
Total adjustments before income tax effects	89,650	(741)	3,792	92,701
Income tax impacts of above adjustments[1]	(22,771)	156	(963)	(23,578)
Impairment of state tax credits	—	—	—	—
Change in federal tax rate and other income tax adjustments[2]	1,119	1,673	2,473	5,265
Total income tax impacts[5]	(21,652)	1,829	1,510	(18,313)
Adjusting items, net of income taxes	67,998	1,088	5,302	74,388
Ongoing Earnings (Loss)	$122,681	$52,679	$(15,330)	$160,030

[1] 2018 income tax effects calculated using tax rates of 21.00% for TNMP and 25.40% for other segments
[2] The Company completed its analysis and recorded related adjustments in the quarter ended December 31, 2018 to reflect the impacts of the reduction in the federal corporate income tax rate (as provided under Staff Accounting Bulletin No. 118)

[3] Regulatory disallowances and restructuring costs are primarily related to impairment of PNM's 132 MW and 65 MW interests in SJGS Unit 4, adjustments to PNM's coal mine reclamation obligation that will not be recovered in the event of an early retirement of SJGS, and recovery of certain costs in TNMP's 2018 Rate Case

[4] The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Consolidated Statement of Earnings as follows:
[a] Reductions in "Electric Operating Revenues" and "Cost of energy" of $230 and $147 in the three months ended December 31, 2018 and $1,051 and $1,051 in the year ended December 31, 2018
[b] Losses included in "Gains (losses) on investment securities"
[c] Increases (decreases) in "Regulatory disallowances and restructuring costs"
[d] Increases in "Administrative and general"
[e] Increases in "Taxes other than income taxes" of $1,354 in the three months and year ended December 31, 2018 and (increases) in "Other income" of $61 in the year ended December 31, 2018
[5] Income tax impacts reflected in "Income Taxes"

PNM Resources, Inc. and Subsidiaries
Schedule 3
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Quarter Ended December 31, 2019
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.35	$0.14	$(0.09)	$0.40
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	—	—	—	—
Net change in unrealized gains and losses on investment securities	(0.07)	—	—	(0.07)
Regulatory disallowances and restructuring costs	—	—	—	—
Pension expense related to previously disposed of gas distribution business	—	—	—	—
Cost to review strategic growth opportunities	—	—	0.02	0.02
Impairment of state tax credits	—	—	0.01	0.01
Total Adjustments	(0.07)	—	0.03	(0.04)
Ongoing Earnings (Loss)	$0.28	$0.14	$(0.06)	$0.36
Average Diluted Shares Outstanding: 80,022,823

Year Ended December 31, 2019
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.51	$0.70	$(0.24)	$0.97
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	—	—	—	—
Net change in unrealized gains and losses on investment securities	(0.20)	—	—	(0.20)
Regulatory disallowances and restructuring costs	1.40	—	—	1.40
Pension expense related to previously disposed of gas distribution business	0.04	—	—	0.04
Process improvement initiatives	—	—	—	—
Four Corners coal mine reclamation	0.01	—	—	0.01
Cost to review strategic growth opportunities	—	—	0.02	0.02
Deferred income tax impact of regulatory disallowances	(0.09)	—	—	(0.09)
Impairment of state tax credits	—	—	0.01	0.01
Total Adjustments	1.16	—	0.03	1.19
Ongoing Earnings (Loss)	$1.67	$0.70	$(0.21)	$2.16
Average Diluted Shares Outstanding: 79,990,498

PNM Resources, Inc. and Subsidiaries
Schedule 4
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Quarter Ended December 31, 2018
GAAP Net Earnings (Loss) Attributable to PNMR:	$(0.71)	$0.13	$(0.11)	$(0.69)
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	—	—	—	—
Net change in unrealized gains and losses on investment securities	0.17	—	—	0.17
Regulatory disallowances and restructuring costs	0.62	(0.01)	—	0.61
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
Loss related to previously disposed of activities	—	—	0.01	0.01
Cost to review strategic growth opportunities	—	—	0.01	0.01
Change in federal tax rate and other income tax adjustments	0.01	0.02	0.03	0.06
Total Adjustments	0.81	0.01	0.05	0.87
Ongoing Earnings (Loss)	$0.10	$0.14	$(0.06)	$0.18
Average Diluted Shares Outstanding: 80,078,310

Year Ended December 31, 2018
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.68	$0.64	$(0.25)	$1.07
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	—	—	—	—
Net change in unrealized gains and losses on investment securities	0.20	—	—	0.20
Regulatory disallowances and restructuring costs	0.62	(0.01)	—	0.61
Pension expense related to previously disposed of gas distribution business	0.03	—	—	0.03
Loss related to previously disposed of activities	—	—	0.01	0.01
Cost to review strategic growth opportunities	—	—	0.02	0.02
Impairment of state tax credits	—	—	—	—
Change in federal tax rate and other income tax adjustments	0.01	0.02	0.03	0.06
Total Adjustments	0.86	0.01	0.06	0.93
Ongoing Earnings (Loss)	$1.54	$0.65	$(0.19)	$2.00
Average Diluted Shares Outstanding: 80,012,440

PNM Resources, Inc. and Subsidiaries
Schedule 5
Consolidated Statements of Earnings
(Preliminary and Unaudited)

	Year Ended December 31,
	2019	2018	2017
	(In thousands, except per share amounts)
Electric Operating Revenues	$1,457,603	$1,436,613	$1,445,003
Operating Expenses:
Cost of energy	412,812	399,726	407,479
Administrative and general	189,227	188,470	177,791
Energy production costs	142,545	149,477	137,450
Regulatory disallowances and restructuring costs	151,095	65,598	27,036
Depreciation and amortization	267,808	241,188	231,942
Transmission and distribution costs	69,862	76,434	71,576
Taxes other than income taxes	80,054	79,673	76,690
Total operating expenses	1,313,403	1,200,566	1,129,964
Operating income	144,200	236,047	315,039
Other Income and Deductions:
Interest income	14,022	15,540	15,916
Gains (losses) on investment securities	29,589	(17,176)	27,161
Other income	15,382	17,586	19,515
Other (deductions)	(15,328)	(15,696)	(24,247)
Net other income and deductions	43,665	254	38,345
Interest Charges	121,016	127,244	127,625
Earnings before Income Taxes	66,849	109,057	225,759
Income Taxes (Benefits)	(25,282)	7,775	130,340
Net Earnings	92,131	101,282	95,419
(Earnings) Attributable to Valencia Non-controlling Interest	(14,241)	(15,112)	(15,017)
Preferred Stock Dividend Requirements of Subsidiary	(528)	(528)	(528)
Net Earnings Attributable to PNMR	$77,362	$85,642	$79,874
Net Earnings Attributable to PNMR per Common Share:
Basic	$0.97	$1.07	$1.00
Diluted	$0.97	$1.07	$1.00